UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 16, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            SIERRA RESOURCE GROUP, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-25301                88-0413922
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                        6767 Tropicana Avenue, Suite 207
                             Las Vegas, Nevada 89103
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (702) 248-1027
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On March 4, 2008, the Company terminated the engagement and dismissed Kyle L. Tingle, CPA, LLC ("Tingle") as its independent certified public accountant.

     The decision to terminate the engagement and dismiss Tingle as its independent certified public accountant was approved by the Board of Directors of the Company. The Company does not have an audit or similar committee of the Board of Directors.

     The report of Tingle on the Company's financial statements for each of the prior fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope, or accounting principles. The financial statements were prepared assuming that the Company will continue as a going concern. The Company's Board of Directors believes that this constitutes a qualification of the opinion of Tingle and the qualification is contained in Tingle's audit reports addressed to the Company. As described in Note 1 of the financial statements for each year, the Company contemplated the realization of assets and the liquidation of liabilities in the normal course of business; although the Company did have cash, but not material assets nor operations or a source of revenue to cover the operation costs, this raised substantial doubt by Tingle about the Company's ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of those uncertainties. Except for the assumption that the Company will continue as a going concern, there were no other qualifications to the reports of Tingle for the fiscal years ended December 31, 2006 and 2005.

     During the Company's fiscal years ended December 31, 2006 and 2005, and the interim period to and including March 4, 2008 (and at all times during the engagement of Tingle), there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or prior or subsequent interim periods.

     The Company requested that Tingle furnish it with a letter addressed to the Company confirming whether it agrees or it does not agree with the statements made in this Amended Form 8-K in response to Item 304(a) of Regulation S-K. A copy of the letter furnished by Tingle in response to that request, dated December 3, 2008 is filed as Exhibit 16.1 to this Amended Form 8-K.

     (b) On April 8, 2008, De Joya Griffith & Company, LLC ("DeJoya") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of DeJoya, the Company had not consulted with DeJoya regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

     The decision to engage DeJoya as the new independent certified accountants was recommended and approved by the Board of Directors of the Company.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS.

     16.1     Letter re: Change of Certifying Accountant


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SIERRA RESOURCE GROUP, INC.



Date: December 3, 2008                  /s/ SANDRA J. ANDRE
                                         ___________________________________
                                          Sandra J. Andre
                                          President, Chief Executive Officer
                                          and Director









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